Exhibit (s)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Martin James Gilbert	27 April 2007
Signature	Date

Martin James Gilbert
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Christian Pittard	April 27, 2007
Signature	Date

Christian Pittard
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Neville John Miles	23 April 2007
Signature	Date

Neville John Miles
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Anthony E. Aaronson	April 23, 2007
Signature	Date

Anthony E. Aaronson
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Peter Sacks	24 April 2007
Signature	Date

Peter D. Sacks
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ David Elsum	April 21, 2007
Signature	Date

David Elsum
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ William Potter	May 3, 2007
Signature	Date

William Potter
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ John T. Sheehy	April 24, 2007
Signature	Date

John T. Sheehy
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Hugh Young	23 April 2007
Signature	Date

Hugh Young
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Jennifer O. Epstein, Wendy Fox, Karl Paulson Egbert, Tiffany A. Ford and Patrick W. Dennis and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the registration statement on Form N-2 relating to shares of the Fund’s Common Stock, $.01 par value per share, beneficially owned by Landesbank Berlin AG, and any amendments, exhibits, or supplements to such registration statement, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Moritz Sell	27 April 2007
Signature	Date

Moritz Sell
Printed Name